EXHIBIT 99.1

DIGITAL INSIGHT REPORTS 67% INCREASE IN FOURTH QUARTER OPERATING

INCOME ON 16% REVENUE GROWTH

Strong Bill Pay Adoption and New $50 Million Stock Repurchase Program Underscore Solid Growth Outlook in 2006

CALABASAS, Calif. (February 15, 2006) — Digital Insight Corp.® (Nasdaq: DGIN) (www.digitalinsight.com), the leading online banking provider, today announced financial results for its fourth quarter and year ended December 31, 2005.

Revenues for the fourth quarter increased 16% to $56.7 million from $48.9 million for the fourth quarter ended December 31, 2004. Under Generally Accepted Accounting Principles (GAAP), net income in the fourth quarter increased 96% to $7.6 million, or $0.21 per diluted share, from $3.9 million, or $0.11 per diluted share, in the fourth quarter of 2004.

On a non-GAAP basis, excluding amortization of intangible assets from acquisitions, amortization of stock-based compensation, non-recurring tax charges, and restructuring costs, net of tax, non-GAAP net income in the fourth quarter increased 49% to $9.1 million, or $0.25 per diluted share, from non-GAAP net income of $6.1 million, or $0.17 per diluted share, in the fourth quarter of 2004. A reconciliation of non-GAAP results to GAAP results is provided as part of this press release.

Cash Flow and Balance Sheet Highlights

Cash flow from operations in the fourth quarter remained strong at $13.1 million. Cash and investments at December 31, 2005 increased to $125.0 million from $112.0 million at September 30, 2005. The Company remains debt-free.

Digital Insight Chairman, President and CEO Jeff Stiefler commented, “We capped an outstanding year in 2005 with an exceptional fourth quarter. Revenues increased by a healthy 16% and we delivered our highest growth in earnings per share in two years — exceeding the high end of our guidance on both measures. We added 296,000 new Internet Banking users, setting a new quarterly record for organic

Digital Insight Corporation

growth, including a large implementation of active users from a competitive platform. We also added 117,000 Bill Pay users, extending our recent momentum in bill pay adoption that contributed to our improving revenue growth in the fourth quarter.”

Stiefler continued, “We continue to deliver on our commitment to revitalize growth within the Lending business and the portion of our Business Banking segment focused on larger banks. Business Banking delivered a very strong quarter, as we secured new contracts from several of our most prominent large bank clients. These multi-year commitments resulted in improved financial performance within the Business Banking segment during Q4, and provide important revenue visibility heading into 2006.

“Equally important, we recently entered into a strategic and multi-faceted relationship with PSCU Financial Services that improves the outlook for our Lending business,” Stiefler added. “By outsourcing our Lending call center to PSCU, we expect to realize more than $1 million in annualized cost savings while providing improved services to our clients. PSCU also named Digital Insight as its preferred provider of Internet Banking, Business Banking and Lending products to its 500 credit union clients, committing guaranteed revenue streams for our Lending products and expanding our sales distribution across all product lines.”

New $50 Million Stock Repurchase Program Announced

As announced in a separate press release this afternoon, the Company’s Board of Directors has approved a new $50 million stock repurchase program. The authorization reflects the Company’s confidence that its strong cash position and cash flows will provide sufficient investment capital to achieve its growth objectives, while, at the same time, allowing the Company to invest in share repurchases at attractive valuations. In combination, the Company believes these actions will create value for its shareholders.

2006 Financial Guidance

“Our record growth in end users, continuing sales execution, and improving outlook for our underperforming businesses have me enthusiastic about Digital Insight’s growth prospects in 2006,” Stiefler concluded. “Our $50 million stock repurchase program demonstrates our confidence in the business and our commitment to utilize our strong cash flow to enhance shareholder value.”

The Company reiterated its 2006 financial guidance initially provided during October 2005, and additionally provided guidance for the first quarter of 2006.

Digital Insight Corporation

2006 Business Outlook	First Quarter 2006	Full Year 2006

Revenues	$56.8 - $57.1 million	$240 - $243 million

Non-GAAP diluted EPS [1]	$0.24 - $0.25 per share	$1.04 - $1.06 per share

GAAP diluted EPS	$0.15 - $0.19 per share	$0.79 - $0.86 per share

1	Non-GAAP EPS excludes certain charges included in GAAP results including: amortization of acquisition-related intangible assets of approximately $0.02 per diluted share in the quarter and $0.06 for the full year 2006; amortization of stock-based compensation of approximately $0.02 to $0.04 per share in the quarter and $0.12 to $0.16 per share for the full year 2006; and restructuring costs of $0.02 to $0.03 per diluted share included in the quarter and full year 2006.

Reconciliation of Non-GAAP to GAAP Results and GAAP Outlook

The Company provides non-GAAP operating results as a supplement to its GAAP financial results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess, on a consistent basis, the Company’s core operating performance, exclusive of items management believes are not reflective of day-to-day operations of the Company. Management uses such non-GAAP financial measures to evaluate financial results and to establish operational goals. The Company’s non-GAAP financial measures referenced in this press release exclude the following charges and benefits, net of any related tax impact, from the Company’s statements of operations:

— Non-cash charges related to amortization of acquisition-related intangible assets

— Non-cash charges related to amortization of stock-based compensation

— Restructuring-related charges

— Non-recurring tax charges

A detailed calculation of non-GAAP net income and non-GAAP net income per share is included in the attached reconciliation of GAAP net income to non-GAAP net income. The GAAP net income and GAAP net income per share information is included in the attached consolidated statement of operations.

Q4 2005 Investor Webcast

Digital Insight will host a live webcast of its Fourth Quarter Investor Conference Call today at 5:00 p.m. EST. To access the webcast, visit Digital Insight’s Web site located at www.digitalinsight.com, enter the Investor Relations section and click on the webcast icon.

Q4 2005 Telephone Replay

A telephone replay of the conference call will also be available for one week after the live call by calling (888) 203-1112 (or 719/457-0820 outside the U.S.), and entering the reservation number, 7971234.

Digital Insight Corporation

About Digital Insight

Digital Insight® Corporation is the leading online banking provider for financial institutions. Through its comprehensive portfolio of Internet-based financial products and services built upon the Company’s unique architecture, Digital Insight enables banks and credit unions to become the trusted transaction hub for their retail and commercial customers. Digital Insight offers consumer and business Internet banking, online lending, electronic bill payment and presentment, check imaging, account-to-account transfers, Web site development and hosting and marketing programs designed to help increase online banking end user growth and more. Each Digital Insight product and service reinforces the strength of its financial institution clients.

Digital Insight Corporation

Safe Harbor Statement under the Private Litigation Reform Act of 1995

This release discusses the following topics which contain forward-looking statements: guidance on anticipated results of operations in the first quarter of 2006 and for all of 2006; expectation of sustaining or growing GAAP or non-GAAP net income; expected cost savings from the outsourcing of the Company’s call center to PSCU; the ability of the Company’s cash position and cash flows to provide sufficient investment capital for the Company’s growth objectives and share repurchases; expectation of growth in Internet banking and bill payment end users; and other statements relating to future revenues in the Internet Banking, Business Banking and Lending segments. Such forward-looking statements are based on assumptions and are subject to inherent risks and uncertainties. Important factors which could cause actual results to differ materially from those in the forward-looking statements include the possibility that actual results of operations may fall short of the guidance provided herein, risk of a major security breach to the Company’s system, market risks associated with the stock repurchase program, revenue shortfalls from the strategic relationship with PSCU, a decline in the rate of new Internet users, inability to secure additional contracts from large bank clients, as well as other risk factors detailed in Digital Insight’s latest annual report on Form 10-K and other reports filed with the SEC. Digital Insight assumes no obligation and does not intend to update any such forward-looking statements.

CONTACTS:

CORPORATE COMMUNICATIONS	INVESTOR RELATIONS

Tobin Lee	Erik Randerson
Corporate Communications	Investor Relations
Digital Insight	Digital Insight
(818) 878-6048	(818) 878-6615

- tables to follow -

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2005	2004	2005	2004
Revenues	$56,659	$48,897	$213,971	$188,891
Costs and operating expenses
Cost of revenues	23,147	21,224	89,828	84,276
Sales, general and administrative	12,933	12,121	51,720	44,709
Research and development	6,773	6,501	23,942	23,435
Amortization of acquisition-related intangible assets	1,709	2,058	7,784	8,284
Restructuring charge	430	—	430	—

Total costs and operating expenses	44,992	41,904	173,704	160,704

Income from operations	11,667	6,993	40,267	28,187
Interest and other income, net	892	336	3,113	838

Income before income taxes	12,559	7,329	43,380	29,025
Income tax provision	4,954	3,444	16,839	12,302

Net income	$7,605	$3,885	$26,541	$16,723

Basic net income per share	$0.22	$0.11	$0.76	$0.47

Diluted net income per share	$0.21	$0.11	$0.75	$0.47

Shares used in computing basic net income per share	34,388	35,784	34,698	35,364

Shares used in computing diluted net income per share	35,901	36,158	35,617	35,860

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME (1)
GAAP net income	$7,605	$3,885	$26,541	$16,723
Amortization of acquisition-related intangible assets	1,709	2,058	7,784	8,284
Amortization of stock-based compensation	316	605	316	605
Restructuring charge (2)	430	—	430	—
Non-recurring tax charges (3)	—	573	—	1,187
Tax effect of non-GAAP adjustments	(970)	(1,012)	(3,369)	(3,378)

Non-GAAP net income	$9,090	$6,109	$31,702	$23,421

Diluted non-GAAP net income per share	$0.25	$0.17	$0.89	$0.65
Shares used in computing diluted non-GAAP net income per share	35,901	36,158	35,617	35,860

RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME (1)
GAAP Operating Income	$11,667	$6,993	$40,267	$28,187
GAAP Operating Margin	21%	14%	19%	15%

Amortization of acquisition-related intangible assets	$1,709	$2,058	$7,784	$8,284
Amortization of stock-based compensation	316	605	316	605
Restructuring charge (3)	430	—	430	—
Non-GAAP Operating Income	$14,122	$9,656	$48,797	$37,076
Non-GAAP Operating Margin	25%	20%	23%	20%

(1)	See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.
(2)	Restructuring costs related to the outsourcing of the Company’s call center associated with the Lending business to a third party vendor.
(3)	Charges relating to an adjustment of the Company’s income tax provision to reduce the carrying value of certain of its deferred tax assets and to establish tax contingency reserves.

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31, 2005	December 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$50,734	$64,682
Short-term investments	65,421	34,787
Accounts receivable, net	32,583	27,483
Accumulated implementation costs	2,125	2,662
Deferred tax asset, net	18,987	18,665
Prepaid and other current assets	3,932	2,499

Total current assets	173,782	150,778

Property and equipment, net	29,609	22,818
Goodwill and intangible assets, net	145,770	153,555
Deferred tax asset, net	17,440	29,318
Accumulated implementation costs	3,883	2,810
Long-term investments	8,802	17,785
Other assets	6,116	192

Total assets	$385,402	$377,256

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,144	$7,493
Accrued compensation and related benefits	6,504	4,952
Customer deposits and deferred revenues	16,250	14,030
Accrued expenses and other liabilities	8,931	6,934
Current portion of capital lease obligations	262	—
Tax contingency reserve	5,158	3,994

Total current liabilities	45,249	37,403

Customer deposits and deferred revenues	7,843	6,772
Capital lease obligations	1,241	—

Total liabilities	54,333	44,175

Common stock	34	36
Additional paid-in capital	472,737	451,080
Treasury stock, at cost	(50,096)	(3,812)
Deferred stock-based compensation	(4,466)	(542)
Accumulated deficit	(87,140)	(113,681)

Total stockholders’ equity	331,069	333,081

Total liabilities and stockholders’ equity	$385,402	$377,256

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Twelve months ended December 31,
	2005	2004
Cash flows from operating activities:
Net income	$26,541	$16,723
Adjustments to reconcile net income to net cash from operating activities:
Income tax benefit on stock options exercised	2,970	2,500
Deferred income tax provision	11,230	8,247
Depreciation and amortization of property and equipment	11,805	13,528
Amortization of acquisition-related intangible assets	7,784	8,284
Amortization of deferred stock-based compensation	525	740
Loss on disposition of property and equipment	94	551
Restructuring charge, net of cash paid	343	—
Changes in operating assets and liabilities, net of restructuring charge	(3,945)	(2,151)

Net cash provided by operating activities	57,347	48,422

Cash flows from investing activities:
Net purchases of investments	(21,651)	(17,904)
Acquisition of property and equipment	(17,850)	(8,862)
Acquisition payments	—	(1,043)

Net cash used in investing activities	(39,501)	(27,809)

Cash flows from financing activities:
Principal payments on capital leases	(44)	—
Acquisition of treasury stock	(46,186)	(3,812)
Proceeds from issuance of common stock	14,436	12,207

Net cash provided by (used in) financing activities	(31,794)	8,395

Net increase (decrease) in cash and cash equivalents	(13,948)	29,008
Cash and cash equivalents, beginning of period	64,682	35,674

Cash and cash equivalents, end of period	$50,734	$64,682

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

OPERATING RESULTS BY REPORTABLE SEGMENT

(Unaudited, in thousands)

	Three months ended December 31,		Twelve months ended December 31,
	2005	2004	2005	2004
Internet Banking Segment:
Revenues	$45,212	$40,537	$173,253	$151,873
Cost of revenue	18,085	16,018	69,931	63,204
Gross profit	27,127	24,519	103,322	88,669
Operating expenses	9,750	9,563	35,092	34,153
Income from operations	17,377	14,956	68,230	54,516

Business Banking Segment:
Revenues	$8,765	$5,266	$28,640	$22,942
Cost of revenue	2,882	2,866	11,158	11,234
Gross profit	5,883	2,400	17,482	11,708
Operating expenses	3,541	2,933	13,145	10,362
Income (loss) from operations	2,342	(533)	4,337	1,346

Lending Segment:
Revenues	$2,682	$3,094	$12,078	$14,076
Cost of revenue	2,180	2,340	8,739	9,838
Gross profit	502	754	3,339	4,238
Operating expenses	1,612	1,089	5,044	4,201
Income (loss) from operations	(1,110)	(335)	(1,705)	37

Corporate:
Operating loss (unallocated expenses)	$(6,942)	$(7,095)	$(30,595)	$(27,712)

Digital Insight Corporation

Digital Insight Corporation

Key Operating Data

	December 31, 2005	September 30, 2005	December 31, 2004
TOTAL CONTRACTED CLIENTS	1,748	1,728	1,720
CONSUMER METRICS
Live Internet Banking Clients
Internet Banking Sites	1,400	1,392	1,350
Internet Banking Active End Users	6,256,000	5,960,000	5,285,000
Potential End Users at Live Sites	37,000,000	36,700,000	35,000,000
Penetration at Live Sites	16.9%	16.2%	15.1%
All Internet Banking Clients
Contracts	1,505	1,491	1,467
Potential End Users	38,000,000	37,900,000	36,300,000
Online Bill Pay Metrics
Bill Pay Users	1,445,000	1,328,000	1,003,000
Bill Pay Penetration (of Internet Users)	23.1%	22.3%	19.0%
BUSINESS METRICS
Business Banking Contracts	644	632	605
Business Banking Hosted End Users	106,300	101,100	83,500
LENDING METRICS
Lending Contracts	214	217	224
Applications Processed (a)	120,000	141,000	127,000
REVENUE BY SEGMENT (in thousands) (a)
Internet Banking Revenue	$45,212	$43,562	$40,537
Business Banking Revenue	$8,765	$6,784	$5,266
Lending Revenue	$2,682	$2,895	$3,094

Total Revenue	$56,659	$53,241	$48,897

(a)	Quarterly totals for respective three-month periods. All other information is at the period then-ended.